UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                          Commission File No. 33-18978
                          ----------------------------

                         TEL-INSTRUMENT ELECTRONICS CORP
                 ----------------------------------------------
                (Name of Registrant as specified in its charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         2) Aggregate number of securities to which transaction applies:

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         filing fee is calculated and state how it was determined):

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

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         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:

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Persons who are to respond to the  collection of  information  contained in this
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control number.

                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

--------------------------------------------------------------------------------

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 3, 2008


         The Annual Meeting of shareholders of Tel-Instrument Electronics Corp will be held at the Company's principal office, 728 Garden St., Carlstadt, NJ, on Wednesday, December 3, 2008 at 4:00 p.m. EST, for the following purposes, as more fully described in the accompanying Proxy Statement:

               1.   To elect six directors for one year terms.

               2. To ratify the appointment of BDO Seidman, LLP as the Company's Independent Registered Public Accounting firm for the fiscal year ended March 31, 2009.

               3. To act upon such other business as may properly come before the meeting, or at any adjournment or postponement thereof.

         Shareholders of record at the close of business on October 27, 2008, are entitled to notice of, and to vote at, the meeting, or at any adjournment thereof.

         Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, dating, and signing the enclosed proxy card exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised, in the manner set forth in the Proxy Statement, and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter properly brought before the meeting.

         This Proxy Statement and the accompanying form of Proxy Card are being mailed beginning on or about October 31, 2008 to Stockholders entitled to vote. The Company's 2008 Annual Report on Form 10-K and quarterly report on Form 10-Q for the June 30, 2008 quarter, which contain consolidated financial statements, are being mailed with this Proxy Statement, but are not a part of the proxy soliciting materials.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/  Harold K. Fletcher
                                            -----------------------------------
                                                 Harold K. Fletcher
                                                 Chairman of the Board

Carlstadt, NJ
October 31, 2008

                                TABLE OF CONTENTS
                                -----------------


INFORMATION CONCERNING SOLICITATION AND VOTING................................4
   Proxies....................................................................4
   Record Date and Outstanding Common Stock...................................4
   Voting and Solicitation....................................................5
   Revocability of Proxies....................................................5
   Householding of Proxy Materials............................................6

PROPOSAL NO. 1 - ELECTION OF DIRECTORS........................................6
   General....................................................................6
   Vote Required..............................................................6
   Information Regarding the Nominees.........................................7

CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES...........................8
   Code of Conduct............................................................8
   Audit Committee............................................................8
   Compensation Committee.....................................................9
   Nominating Committee.......................................................9
   Compensation of Independent Directors.....................................10
   Compliance with Section 16(a) of the Exchange Act.........................10

PROPOSAL NO. 2 -RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM............................................11
   Fees Paid to BDO Seidman, LLP.............................................11
   Audit Committee Pre-Approval Policy of Audit and Permissible
   Non-Audit Services........................................................11

SECURITY OWNERSHIP...........................................................13

EXECUTIVE COMPENSATION.......................................................15
        Summary Compensation Table...........................................15
        Processes and Procedures.............................................16
        Outstanding Equity Awards at Fiscal Year End Table...................17
        Options Exercised During Fisca Year 2008 ............................17
        Incentive Plan ..................       .............................18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................18

SHAREHOLDER PROPOSALS........................................................19

                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 3, 2008
--------------------------------------------------------------------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING
                 ----------------------------------------------

Proxies
-------

         This Proxy Statement is furnished in connection with the solicitation of proxies by Tel-Instrument Electronics Corp (the "Company" or "Tel") for use at the annual meeting of shareholders to be held at 4:00 p.m. EST, on Wednesday, December 3, 2008 at the Company's facilities at 728 Garden St., Carlstadt, NJ, or at any adjournment or postponement thereof. The Annual Report, which includes our audited financial statements for the fiscal year ended March 31, 2008, and our Quarterly Report for the quarter ended June 30, 2008, have been mailed to you with this Proxy Statement, but are not part of the proxy soliciting material.

         You may vote at the meeting in person or by proxy. We recommend that you vote by proxy, even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for some, all, or none of the director candidates. You may also vote for or against the other proposals, or you may abstain from voting.

         All shares of common stock represented at the meeting by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies, on which no specification has been made, will be voted for the election of the nominees for director named herein, and for the ratification of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2009. If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the annual meeting from time to time, the persons named in the proxies and acting thereunder, will have discretion to vote on such matters in accordance with their best judgment. The Company is unaware of any matters which will be submitted to Shareholders for action, other than as stated in the Proxy card.

         The Notice of Annual Meeting, this Proxy Statement, and the related proxy card are first being mailed to shareholders on or about October 31, 2008.

Record Date and Outstanding Common Stock
----------------------------------------

         The Board of Directors has fixed the close of business on October 27, 2008, as the Record Date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 2,448,256 shares of common stock issued, outstanding, and entitled to vote.

Voting and Solicitation
-----------------------

         Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Shareholders are entitled to vote their shares for each proposal and for each nominee, and cumulative voting is not permitted. Shareholders may vote separately for each nominee.

         If your shares are held by a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of those shares held in "street name". If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or nominee (the "Record Holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct the Record Holder how to vote your shares, and the Record Holder is required to follow your instructions. If you do not give instructions to your bank, broker or nominee, it will nevertheless be entitled to vote your shares in its discretion on the election of directors and ratification of the independent auditors, but will not be permitted to vote on any other non-routine matters which may be submitted at the meeting, and your shares will be considered broker non-votes on these matters, if any. Broker non-votes on a proposal are shares held by brokers that do not have discretionary authority to vote on the matter, have not received voting instructions from their clients and do not vote on specific proposals.

         The presence in person or by proxy, of a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at a meeting. An affirmative vote of a majority of the shares of common stock present in person or by proxy, at a meeting where there is a duly constituted quorum is necessary to adopt any matter submitted for vote. All votes will be tabulated by the inspector of election for the meeting appointed by the Directors and who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

         Proxies on which no specification has been made will be counted for quorum purposes and voted for the election of the nominees listed below, and the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm, and, if any, for other matters that are properly raised at the meeting, we will use our best judgment to vote your proxy. As of the date of this Proxy Statement, we are unaware of any other matters to be voted on. If you mark the Proxy Card indicating withholding of your vote, the equivalent to abstaining, your proxy will be counted in determining the quorum, but will not be a vote cast and, therefore, it will have the effect of a vote cast "against" the proposal.

         Tel will pay the expenses incurred in connection with the solicitation of proxies, and we are soliciting proxies principally by mail. In addition, directors, officers, and regular employees may solicit proxies, personally or by telephone, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held by them, as of the record date, and will reimburse such persons for their reasonable expenses so incurred.

Revocability of Proxies
-----------------------

         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted by (a) executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than his proxy, with our Corporate Secretary, before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn: Joseph P. Macaluso.

Householding of Proxy Materials
-------------------------------

         In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commissin ("SEC") called "householding." Under this practice, stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

         If you share an address with another stockholder and receive only one set of proxy soliciting materials and would like to request a separate copy of these materials, please send your request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn: Joseph P. Macaluso.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS
                      -------------------------------------

General
-------

         The Board consists of six directors elected annually. The six director candidates named below have been nominated for one-year terms. Please see "Nominating Committee" below for the Company's nominating procedures.

         Each candidate currently serves as a director. None of the candidates, except Harold K. Fletcher, Chairman of the Board and CEO of the Company, Jeffrey O'Hara, President and COO of the Company, and Robert J. Melnick, Vice President, is employed by the Company; Messrs. Leon, Rice, and Walker are independent as defined in the rules of the American Stock Exchange. Directors are elected annually, and until their successors have been elected and qualified.

         Pursuant to the By-Laws, the directors may elect a director to fill a term until the following Annual Meeting of Shareholders, provided that there is an opening.

         It is intended that votes will be cast pursuant to the enclosed proxy card for the election of the nominees listed in the table below, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and each proxy will be voted for each of the six nominees (unless authority is withheld). If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies may recommend in the place of such nominee. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Vote Required
-------------

         The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the Board of Directors. (The number of shares voted "For" a nominee must exceed the number of shares voted "Against" that nominee.) The officers and directors, who own over 50% of the outstanding Common Stock (See "Security Ownership" below), have stated that they will vote their shares for the six nominees listed below. The Board of Directors recommends that shareholders vote FOR each of the nominees listed below. Unless you indicate otherwise, your proxy will be voted for the election of the nominees listed below.

Information Regarding the Nominees
----------------------------------


                                                                        Director
  Name (age)                      Position                                Since
  ----------                      --------                                -----

  Harold K. Fletcher (1)          Chairman of the Board,     1982
    (83)                          Chief Executive Officer of
                                  the Company since 1982;

  Jeffrey C. O'Hara, CPA (1)      Director; President since August 2007;   1998
    (50)                          Chief Operating Officer
                                  since April 2006; and Vice President
                                  of the Company since August, 2005.
                                  Independent Financial Consultant
                                  from 2001; Chief  Financial
                                  Officer from 1999-2000
                                  of Alarm Security Group;

  George J. Leon                  Director; Investment                     1986
    (64)                          Manager and beneficiary of
                                  the George Leon Family Trust
                                  (investments) since 1993;

  Robert J. Melnick               Director; Vice President of              1998
    (74)                          the Company since 1999; Marketing
                                  and Management Consultant for
                                  the Company since 1991;

  Robert A. Rice                  Director; President and                  2004
    (53)                          Owner of Spurwink Cordage, Inc since
                                  1998 (textile manufacturing).

  Robert H. Walker                Director; Member of Board of             1984
    (72)                          Directors of Robotic Vision
                                  Systems, Inc. (RVSI), 1990-2005
                                  Executive Vice President of RVSI,
                                  1983-1998.


           (1) Mr. O'Hara is the son-in-law of Mr. Harold K. Fletcher.


---------------------------------
1  Mr. O'Hara is the son-in-law of Mr. Fletcher.

               CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES
               ---------------------------------------------------

         The Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 3 meetings during the fiscal year 2008. Five directors attended all meetings and the other director attended 2 meetings. All of the members of the Board also attended one of the Audit Committee meetings. The Company expects directors to attend all Board, Committee, and Shareholder meetings. Three of the six Directors, Messrs Leon, Rice and Walker, are independent under Section 121(A) of the Rules of the American Stock Exchange (the "Amex").

         To assist it in carrying out its duties, the Board has delegated certain authority to committees. The Board has established standing Audit and Compensation Committees, and has delegated nominating responsibility to the three Directors who are independent under Section 121(A) of the Rules of the Amex ("Amex Rules"). Our Audit and Compensation Committees consist of only independent, non-employee directors.

Code of Conduct
---------------

         The Company has had corporate governance standards and policies, regulating officer, director and employee conduct for many years. In fiscal 2004, we reviewed our standards and policies and incorporated them into our new Code of Business Conduct, which we believe satisfies the rules promulgated by the SEC and the Amex. The Code applies to all employees, including our Chief Executive Officer, Chief Operating Officer and our Principal Accounting Officer, and is available to any shareholder free of charge, by submitting a written request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn: Joseph P. Macaluso.

Audit Committee
---------------

         The Board of Directors established a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and Section 121 of the Rules of The American Stock Exchange. The Audit Committee is comprised of Messrs. Walker (chairman), Leon, and Rice. Messrs. Walker, Leon, and Rice are independent, as that term is defined under the Securities Exchange Act of 1934, and Mr. Walker is a financial expert as defined in that act. Mr. Walker served as director and Executive Vice President of Robotic Vision Systems, Inc., a reporting company, and as its principal financial officer for over 15 years.

         The Audit Committee is responsible for reviewing the Company's financial statements, and overseeing the Company's accounting, audits, internal controls, and adherence to its Business Conduct Guidelines. The Committee also appoints and recommends to the Board of Directors the Company's independent registered public accounting firm and reviews and evaluates the independent registered public accountants' compensation, services performed, and procedures for ensuring its independence with respect to the Company. The Board of Directors has adopted a written charter for the Audit Committee.

         During fiscal 2008, all three members of the Committee attended all 5 of the Audit Committee meetings. In the opinion of the Board, and as "independent" is defined under Amex Rules, Messrs. Walker, Leon and Rice are independent of management and free of any relationship which might interfere with their exercise of independent judgment as members of this committee.

Compensation Committee
----------------------

         The Compensation Committee, which consisted during fiscal 2008 of George J. Leon, Robert A. Rice (elected during the year) and Robert H. Walker, is responsible for (1) reviewing and evaluating employee stock and other compensation programs and plans, (2) determining the compensation of the Chief Executive Officer, and (3) approving compensation arrangements, including Keyman incentive compensation and stock option grants, for management and other employees. The Board created the Compensation Committee by resolution giving it the foregoing authority, but the committee does not have a written charter. (See "Executive Compensation" below).

         The Compensation Committee met three times during the 2008 fiscal year; Messrs. Leon and Walker attended all of the meetings and Mr. Rice attended the 2 meetings after he was elected. Messrs. Leon, Rice and Walker are independent, as defined in the Amex Rules.

Nominating Committee
--------------------

         The Board of Directors designated George J. Leon, Robert A. Rice and Robert H. Walker, each of whom is not an employee of the Company, and is an independent director under Amex Rules, to act as a Nominating Committee of the Board pursuant to a "Procedures Resolution" adopted by the Board.

         The Board directed that candidates for director should have a commitment to enhancing long term shareholder value and possess a high level of personal and professional ethics and sound business judgment. In addition, they should have (a) experience in business, finance, technology or administration,
(b) familiarity with the Company, its technology, business and industry, and (c) appreciation of the relationship of the Company's business to changing needs in our society. In order to identify director candidates, the Committee relies on its and the Board's personal business experience and contacts, and its evaluation of any recommended candidates. The Committee does not intend to retain consultants to identify candidates, or to pay fees in this connection.

         The Board of Directors unanimously concluded that it is not appropriate to have a specific policy with regard to shareholder communications to the Board or to director candidates recommended by Shareholders, because (a) the officers and directors own over 50% of the outstanding shares, (b) the remaining shares are limited and relatively widely held, and (c) Shareholders have not submitted recommendations or comments in the past. The Nominating Committee will consider any shareholder communication and any recommendations, if made in accordance with the following paragraph, by Shareholders owning more than 5% of the outstanding stock for over 1 year, and will make its recommendations for nominees based on the criteria set forth above.

         If a shareholder (or shareholders), who has owned at least 5% of the outstanding Common Stock, for at least 1 year, wishes to submit to the Nominating Committee a recommendation for a nominee as a director, for consideration in connection with the 2009 annual meeting, they may send their recommendation to the Company, Attention: Joseph P. Macaluso, not later than July 1, 2009. The written recommendation must (a) identify the nominee, (b) identify the shareholder or shareholders making the recommendation, (c) provide a written consent of both the recommending shareholder and the recommended nominee to be identified in the Proxy Statement, and (d) provide proof that the security holder or group satisfies the ownership and holding period specified above. The Committee will consider shareholder recommendations, but is not obligated to submit the recommendations to the Board or the shareholders. (See "Shareholder Proposals" below.)

         The six candidates for Directors being submitted to Shareholders pursuant to this Proxy Statement were recommended to the Board by the Nominating Committee.

Compensation of Independent Directors
-------------------------------------

         Directors who are not employees or officers of the Company receive $1,250 in cash and options, at the then market price, to purchase 1,000 shares of common stock for attendance at each in-person meeting and $625 in cash and options to purchase 500 shares for attendance at each formal telephonic meeting of the Board or of a standing committee. During fiscal year 2008 non-employee directors received the following compensation pursuant to this plan.

------------------- --------------------- ------------------------ -----------
        Name         Cash Compensation      Option Awards ($)(1)     Total $
        ----         -----------------      --------------------     -------
------------------- --------------------- ------------------------ -----------
   George J. Leon                $6,875                   $9,090     $15,965
------------------- --------------------- ------------------------ -----------
   Robert A. Rice                $7,500                  $10,145     $17,645
------------------- --------------------- ------------------------ -----------
  Robert H. Walker               $8,125                  $11,003     $19,128
------------------- --------------------- ------------------------ -----------


(1) Amounts in this column represent the fair value required by FASB 123R to be included in our financial statements for all options granted during fiscal year 2008.

(2) Total outstanding options for all three outside directors were 92,250 at March 31 2008.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Exchange Act requires reports to be filed with the SEC, relating to stock ownership of officers, directors, and beneficial owners of 10% or more of the Company stock. For the fiscal year ended March 31, 2008, the Company believes, based on reports filed with it, that all required reports under Section 16(a) have been filed.

           PROPOSAL 2: RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP
           -----------------------------------------------------------
                AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ------------------------------------------------


         BDO Seidman, LLP currently serves as the Company's independent registered public accounting firm and that firm conducted the audit of the Company's consolidated financial statements for the fiscal years ended March 31, 2008 and 2007. The Audit Committee has appointed BDO Seidman, LLP to serve as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2009 and recommended to the Board that its appointment be submitted to the shareholders for ratification. The Board concurred with this appointment and recommendation. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

         A representative of BDO Seidman, LLP is expected to attend the meeting and will be available to answer stockholder questions, and will have the opportunity to make a statement, if he or she wishes to do so.


Fees Paid to BDO Seidman
------------------------

         For the fiscal years ended March 31, 2008 and 2007, professional services were performed by BDO Seidman, LLP, and fees were paid to it by the Company, as follows:

                                                           2008         2007
                                                           ----         ----

              Audit Fees and Expenses                    $102,200     $ 89,000
              Audit-Related Fees                                -            -
                                                         --------     --------
              Total Audit and Audit-Related Fees          102,200       89,000
              Tax Fees                                          -            -
              All Other Fees                                    -            -
                                                         --------     --------
                                       Total             $102,200     $ 89,000


Audit Fees. This category includes the audit of the Company's consolidated financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. It also includes advice on accounting matters which arose during, or as a result of, the audit or the review of interim financial statements, and services which are normally provided in connection with regulatory filings, or in an auditing engagement.

Audit Related Fees, Taxes and Other Fees. No fees under these categories were paid to BDO Seidman, LLP in 2008 and 2007.

 Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services
 -------------------------------------------------------------------------------

The Audit Committee has established a policy which requires it to specifically pre-approve all audit and permissible non-audit services, including audit-related and tax services, if any, to be provided by the independent registered public accountant. Preapproval is generally provided for up to one year and is detailed as to the particular service or category of service to be performed, and is subject to a detailed budget. The auditor and management are required to report periodically to the Audit Committee regarding the extent of services performed and the amount of fees paid to date, in accordance with the pre-approval.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY PROVIDING THAT A QUORUM CONSISTING OF A MAJORITY OF OUTSTANDING SHARES IS PRESENT WILL RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP. THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR RATIFICATION. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED "FOR" RATIFICATION.

                               SECURITY OWNERSHIP

The following table sets forth information known to the Company with respect to the beneficial ownership as of October 7, 2008, of the Company's Common Stock, $.10 par value, of (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee,
(iii) the named Officers, and (iv) all current directors and executive officers as a group.


                                           Number of Shares        Percentage
     Name and Address                      Beneficially Owned      of  Class (1)
     ----------------                      ------------------      -------------

     Named Directors and Officers

     Harold K. Fletcher, Director            606,102 (2) (3)           26.2%
     and Chief Executive Officer
     728 Garden Street
     Carlstadt, NJ 07072

     George J. Leon, Director                341,467     (4)           14.7%
     116 Glenview
     Toronto, Ontario, Canada M4R1P8

     Robert J. Melnick, Director             47,600      (5)            2.1%
     and Vice-President
     57 Huntington Road
     Basking Ridge, NJ  07920

     Jeffrey C. O'Hara, Director             155,200     (6)            6.7%
                 and President
     853 Turnbridge Circle
     Naperville, IL 60540

     Robert A. Rice, Director                 94,300     (7)            4.1%
     5 Roundabout Lane
     Cape Elizabeth, ME 04107

     Robert H. Walker, Director               66,153     (8)            2.9%
     27 Vantage Court
     Port Jefferson, NY 11777

     Donald S. Bab, Secretary                 82,034                    3.6%
     770 Lexington Ave.
     New York, New York 10021

     Marc A. Mastrangelo                      24,800     (9)            1.1%
     136 Poplar Avenue
     Pompton Lakes, NJ 07442

     All Officers and Directors            1,417,656     (10)          58.6%
     as a Group (8 persons)

      Hummingbird Management, LLC            140,600     (11)           5.9%
      460 Park Avenue
      New York, NY 10022

(1) The class includes 2,448,256 shares outstanding plus shares outstanding under Rule 13d-3(d)(1) under the Exchange Act. The common stock, deemed to be owned by the named parties, includes stock which is not outstanding but is subject to currently exercisable options held by the individual named. The foregoing information is based on reports made by the named individuals.

(2) Includes 24,681 shares owned by Mr. Fletcher's wife, and 4,254 shares owned by his son. Mr. Fletcher disclaims beneficial ownership of the shares owned by his wife and son.

(3) Includes 15,000 shares subject to currently exercisable stock options owned by Mr. Fletcher. Mr. Fletcher also has a convertible, subordinated Promissory Note in the amount of $50,000. This Note can be converted into common shares at the conversion price of $2.50 per share (see Note 6 to Summary Compensation Table below).

(4) Includes 299,517 shares owned by the George Leon Family Trust, of which Mr. Leon is a beneficiary and 19,400 shares subject to currently exercisable stock options. Mr. Leon acts as manager of the trust assets pursuant to an informal family, oral arrangement and disclaims beneficial ownership of the shares owned by the Trust.

(5) Includes 10,000 shares subject to currently exercisable stock options owned by Mr. Melnick.

(6) Includes 23,600 shares subject to currently exercisable stock options owned by Mr. O'Hara.

(7) Includes 11,300 shares subject to currently exercisable stock options owned by Mr. Rice.

(8) Includes 19,600 shares subject to currently exercisable stock options owned by Mr. Walker.

(9) Includes 21,800 shares subject to currently exercisable stock options owned by Mr. Mastrangelo.

(10) Includes 120,700 shares subject to currently exercisable options held by all executive officers and directors of the Company (including those individually named above).

(11) Based on Schedule 13D filed with the SEC on February 26, 2008 and furnished to the Company.


                             EXECUTIVE COMPENSATION

The following table presents information regarding compensation of our principal executive officer and of the two most highly compensated executive officers other than the principal executive officer for services rendered during fiscal years 2008 and 2007.

Summary Compensation Table
--------------------------
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
      Name and Principal       Fiscal       Salary ($)      Incentive        Option          All Other       Total
           Position               Year          (1)          ($) (2)       Awards ($)     Compensation $      ($)
                                                                              (3)               (4)
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
   Harold K.  Fletcher,  CEO         2008       159,000             -0-            -0-               7,613   166,613
   (5)
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
                                     2007       159,000             -0-            -0-               7,337   166,337
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------

   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
   Jeffrey  C.  O'Hara,  COO         2008       113,500             -0-         26,175              14,425   154,100
   (6)
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
                                     2007       108,000             -0-            -0-              13,345   121,345
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------

   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
   Marc A. Mastrangelo,              2008       123,000             -0-            -0-          26,049 (7)   140,049
   Vice President -
   Operations
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------
                                     2007       115,900             -0-            -0-              13,449   140,196
   --------------------------- ------------ ------------- --------------- -------------- ------------------- --------

     (1) The amounts shown in this column represent the dollar value of base cash salary earned by each executive officer. See Note 2.

     (2)  No  incentive  awards were made to the named  officers in fiscal years
          2007 and 2008 because the Company sustained losses in those years.

     (3) Amounts in this column represent the estimated fair value required by FASB 123R to be included in our financial statements for all options granted during that year.

     (4) The amounts shown in this column represent amounts for medical and life insurance as well as the Company's match in the 401(k) Plan.

     (5)  The Company  previously  issued several $50,000 principal amount notes to Mr. Fletcher,  with due dates in consecutive fiscal years. At March
          31,  2008,  only one of  these  $50,000  face  amount  notes  remained outstanding,  and is due on March 31, 2009. The Notes bear interest at a rate of 4.5% per  annum,  payable  semi-annually  on the last day of
          September  and March of each year.  The  Company is required to prepay the outstanding balance of the Notes and any accrued interest thereon, if the Company sells all or substantially all of its assets. The Notes can be converted into newly issued common shares of the Company at the conversion  price of $2.50 per share.  The conversion  prices shall be
          adjusted  for  any  stock   dividends,   stock  issuances  or  capital
          reorganizations.  The Notes may be redeemed  by the  Company  prior to maturity upon giving  written  notice of not less than 30 days or more than 60 days at a redemption  price equal to 120% of the  principal if redeemed two years or more prior to the  maturity  date or 110% of the principal  if  redeemed  more than one  year,  but less than two years prior to the maturity date. On March 31, 2008 and 2007,  respectively, similar  $50,000  notes due were  converted  into common  stock.  Each
          $50,000 note due was  converted  into 20,000  shares of the  Company's common stock at $2.50 per share.  The total principal  amount of notes outstanding  was  $50,000  and  $100,000  at March 31,  2008 and 2007,
          respectively.  For the fiscal year ended March 31, 2008, Mr.  Fletcher received $4,500 in interest related to the notes.

     (6) Mr. O'Hara serves pursuant to an employment agreement, which was amended January 1, 2008 and provides for an annual salary of $130,000.
          Pursuant to being elected as President in August 2007, Mr. O'Hara received 15,000 stock options on September 17, 2007, and the exercise price was the market value at the date of grant ($3.70).

     (7) Includes 3,000 shares of stock issued as compensation with a fair value of $11,700.

     (8) Robert J. Melnick, Vice President and director, serves pursuant to a consulting contract that provided $85,090 and $68,973 in compensation for the fiscal years ended March 31, 2008 and 2007, respectively.

                                                                              15

----------------------------------

Processes and Procedures
------------------------

The Compensation Committee recommends to the Board, compensation for all employees, including executive officers. Employee directors are not compensated as Directors and the compensation for non-employee directors is determined annually by the entire Board.

The Committee evaluates the performance of the executive officers on an ongoing basis during the year. Management submits a proposal near the end of the year for annual compensation of all employees, including executives, based on its evaluation of the employee's performance and contribution to the Company. The proposal recommends salary levels, keyman incentive awards, and stock option grants. The Committee considers management's evaluation of each executive as well as the Committee's own evaluation of his performance and published information on compensation for similar positions in competitive businesses. Because the Company is small and the executives are critical to its business success, compensation is also based on overall business success.

The Compensation Committee independently evaluates the performance of the CEO and determines the CEO's salary, bonus and stock option grant. The Compensation Committee sets qualitative objectives and responsibilities for the CEO consistent with the Corporation's business model. These include creating shareholder value through a balanced focus on long-term returns on capital employed, earnings per share and total shareholder return; developing the long-term business strategy and assessing the effectiveness of the Corporation's management development and succession planning process across the organization; ensuring that every business line develops and meets high standards of safety, health, environmental performance as well as high ethical standards and compliance with applicable legal requirements; stewardship and enforcement on internal business controls; communicating effectively with all the Corporation's stockholders, and working effectively with the Board in the pursuit of all these objectives.

The Committee does not delegate any of its responsibility and uses consultants only as a source of information about compensation in comparable businesses.


Outstanding Equity Awards at Fiscal Year End Table
--------------------------------------------------

The following table sets forth the outstanding employee stock option equity grants held by named executive officers at the end of the 2008 fiscal year. The option exercise price set forth in the table is based on the closing price on the date of grant.

----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                           Number of          Number of
        Name              Securities          Securities
                          Underlying          Underlying       Option Vesting Date       Option            Option
                          Unexercised        Unexercised               (1)           Exercise Price    Expiration Date
                          Options (#)         Options (#)                                  ($)
                        Exercisable (1)    Unexercisable (2)
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
Harold K. Fletcher           9,000                                                        $3.74            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 6,000              12/08/08              $3.74            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
Jeffrey C. O'Hara            7,000                -0-                                 $1.80 - $2.90       5/09/08 -
                                                                                                           12/17/08
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                             7,100                                                    $2.75 - $3.70       1/15/09 -
                                                                                                           12/8/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 2,400          1/15/08 - 12/8/08     $2.75 - $3.70       1/15/09 -
                                                                                                           12/8/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                             7,900                                                    $3.55 - $4.25       1/28/10 -
                                                                                                           8/15/10
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                10,600          1/28/09 - 8/15/09     $3.55 - $4.25       1/28/10 -
                                                                                                           8/15/10
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                              -0-               15,000          9/17/08 - 9/17/11         $3.70            9/17/12
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
Robert J. Melnick            6,000                                                        $3.40            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 4,000              12/08/08              $3.40            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
Marc A. Mastrangelo          16,000               -0-                                     $3.05            1/20/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                             1,800                                                        $3.40            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 1,200              12/08/08              $3.40            12/08/09
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                             1,600                                                        $3.40            2/28/11
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 2,400          2/28/090-02/28/10         $3.55            2/28/11
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                             1,200                                                        $3.35            1/24/12
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
                                                 4,800          1/24/09 - 1/24/11         $3.35            1/24/12
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------
----------------------- ------------------ ------------------- --------------------- ----------------- ------------------

     (1) Options are exercisable, on a cumulative basis, 20% at or after each of the first, second, and third anniversary of the grant and 40% after the fourth year anniversary.

     (2) All options under Employee Stock Option Plans are available to all employees.

Options Exercised During Fiscal Year 2008
-----------------------------------------

The following table sets forth the number of shares acquired upon exercising options awards by our named executive officers during fiscal year 2008.

     ---------------------------- ----------------------- -------------------------------------
                                    Number of shares
      Name                         acquired on excercise     Value realized on exercise (1)
     ---------------------------- ----------------------- -------------------------------------
     Harold K. Fletcher                  35,000                         $46,900
     ---------------------------- ----------------------- -------------------------------------
     Jeffrey C. O'Hara                    7,800                         $13,435
     ---------------------------- ----------------------- -------------------------------------
(1)  Value stated  calculated by subtracting  the exercise price from the market value at time of exercise.

                                                                              17

Options granted to executive officers are consistent with the terms of options granted to other employees pursuant to the Employee Stock Option Plans. Mr. Fletcher's options are exercisable at 110% of the market price at the date of grant. Mr. O'Hara's employment agreement provides for the grant of 15,000 options. Mr. O'Hara was granted an additional 15,000 stock options in fiscal year 2008 upon assuming the role of President. No other executive officers were awarded any stock options in fiscal year 2008. Options granted to such executive officers may be tax sheltered to the grantee, and their cost constitutes a current charge to the Company (see Notes 2 and 13 to the Financial Statements included in Form 10-K).

Incentive Plan

The Company has a key man incentive compensation program. Each year the Committee determines a percentage of operating profits to be distributed among senior employees, including executive officers. The percentage determined is based on the general performance of the Company, and the amount of operating profits available for shareholders and for reinvestment in the business. This element of compensation provides an incentive for short-term performance.

The percentage of operating profits so determined is then distributed to senior employees, including executive officers and to a category entitled "other", based on (a) the amount of the employee's base salary, (b) his contribution to the Company, (c) the results of that contribution, (d) an estimated amount of his "special effort" on behalf of the Company, (e) his technical expertise, leadership, and management skills, and (f) the level of the overall compensation paid employees performing similar work in competitive companies. No incentive awards have been made to the executive officers the last two fiscal years.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Any corporate transaction which involves a related person must be approved by the independent directors as being fair and reasonable to the Corporation and its shareholders. Any such approval would be included in the minutes of the Board of Directors. There were no such transactions during the last fiscal year that would be required to be reported under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. See Notes 5 and 6 to "Summary Compensation Table" above.

                              SHAREHOLDER PROPOSALS
                              ---------------------

Proxy Materials
---------------

     If a shareholder wishes to present a proposal for inclusion in the proxy materials for the 2009 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive officers of Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn: Joseph P. Macaluso, no later than July 1, 2009. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. See "Nominating Committee" above.

Annual Meeting
--------------

     A shareholder must give written notice to the Company of a proposal, not subject to SEC Rule 14a-8, or of a nomination, which the shareholder intends to submit at the annual meeting, at least 45 days before the anniversary of the date on the prior year's Proxy Statement. If the Company does not receive such written notice, prior to such 45 day period, all Proxy cards will be voted at the meeting, as directed by the Board of Directors, in respect of such proposal or nomination.

     No shareholder proposals or notices were received in connection with the 2008 meeting.

     To be timely for the 2009 Annual Meeting, written notice must be received by the Company at the above address, prior to September 15, 2009.

Shareholder Communications
--------------------------

Any shareholder wishing to communicate with the Board of Directors may send a written communication, stating their name, the amount and duration of their share ownership and the substance of their communication to the Company at the address stated above under "Proxy Material" and the communication will be distributed to each director.

          ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q
          ------------------------------------------------------------

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2008, and a copy of our quarterly report on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, accompany the notice of this annual meeting, proxy statement and the related proxy card, but are not proxy solicitation material. We will furnish to any person whose proxy is being solicited, any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Joseph P. Macaluso at the Company address at 728 Garden Street, Carlstadt, NJ 07072.

                                            Sincerely,

                                            TEL-INSTRUMENT ELECTRONICS CORP



                                            /s/  Harold K. Fletcher
                                            -----------------------------------
                                                 Harold K. Fletcher
                                                 Chairman of the Board




         Carlstadt, New Jersey
         October 31, 2008

                        TEL-INSTRUMENT ELECTRONICS CORP.
                                      PROXY
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 3, 2008
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     The undersigned hereby appoints Harold K. Fletcher and Jeffrey C. O'Hara each with full power to act without the other, and with full power of substitution as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Tel-Instrument Electronics Corp., that the undersigned would be entitled to vote, if personally present at the Annual Meeting for Stockholders to be held on December 3, 2008 or any adjournment thereof, upon such business as may properly come before the meeting, including the necessary items set forth below:

     1.   ELECTION OF DIRECTORS:

           NOMINEES RECOMMENDED BY THE DIRECTORS:  Harold K. FIetcher;
           George J. Leon; Jeffrey C. O'Hara; Robert J. Melnick; Robert A. Rice; Robert H. Walker

         Mark One Box Only:
         ------------------

          |_|  FOR ALL NOMINEES (except as marked to the contrary below);

          To withhold authority to vote for an individual Nominee, write that Nominee's name in the space below: or



          |_|  WITHHOLD AUTHORITY to vote for all Nominees.


     2. RATIFY APPOINTMENT BY THE COMPANY OF BDO SEIDMAN, LLP AS THE REGISTERED INDEPENDENT PUBLICE ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR

              |_|    For          |_|  Against               |_|   Abstain



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     Please sign  exactly as your name  appears  below.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                            Dated:                   , 2008
                                                  -------------------



                                            -----------------------------------
                                            Signature



                                            -----------------------------------
                                            Signature if held jointly






               (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE)

                                       TIC
                                 TEL INSTRUMENT
                                ELECTRONICS CORP.


October 31, 2008

To Our Shareholders:

The past year has continued to be an exciting time for Tel-Instrument Electronic Corp. ("TIC") as revenues and profitability continue to improve and we begin ramping up for testing and delivering our new cutting edge AN/USM-719 test sets for the US Navy as part of our CRAFT program. Despite the worsening economic environment and a sharp decline in our commercial avionics business, TIC continues to make solid progress in building the infrastructure to support a rapidly growing business and the outlook for the Company remains very positive. While a new administration could impact military spending, we continue to believe that the Company is well positioned to compete for new business based on the new technology developed over the last several years.

Navy Contracts
--------------

In March 2005, TIC was awarded the US Navy AN/USM-708 (CRAFT) contract for a multi-functional flight-line test set. This unit combines the function of five different test sets into one and is the only Mode 5 IFF ("Identification, Friend, or Foe") flight-line test unit now under government contract. In 2006, the Navy amended the contract to provide for an IFF only variant called the AN/USM-719 and increased the total IDIQ (Indefinite Quantity - Indefinite Delivery) order quantity from 750 to 1,200 units. These IDIQ options for the AN/USM-708 and 719 units, if exercised, would add about $23 million to TIC's backlog and projected revenues. To date, TIC has received a delivery order for 83 AN/USM-719 units and has shipped 23 units to date. The AN/USM-708 engineering hardware design has been largely completed and the fabrication of 15 pilot production units is expected to take place in early 2009. These units are currently scheduled to undergo design validation testing and Navy TECHEVAL next summer with production currently scheduled to begin late in the 2009 calendar year. Given the unique nature of the design, this unit could also generate significant sales to other military customers, both domestically and overseas.

In July 2006 TIC was awarded a second major U.S. Navy contract for an Intermediate Level TACAN Test Set AN/APM-206 (ITATS). This contract has options for up to 180 units with a total value of over $12 million; the initial work authorization was $4.4 million. TIC has been working with an engineering sub-contractor on this project and this program will entail substantially less TIC engineering effort than the AN/USM-708. These units are now in environmental testing with Navy TECHEVAL expected to begin later this year. Given the unique nature of the design, this unit could also generate significant sales to other military customers, both domestically and overseas.

Financial Results
-----------------

Enclosed is the Company's Annual Report to the SEC on Form 10-K for the fiscal year ending March 31, 2008 (FY08). FY08 sales from continuing operations increased substantially to $11.2 million from $7.0 million in the prior fiscal year. The net loss before taxes from continuing operations decreased to $488,357 versus a pre-tax loss of $1.15 million in the prior year. The net loss for the year declined to $581,782 versus $749,028 in the prior year. This 2008 net loss included an after-tax charge of $251,177 related to the accounting of the ITI hydrographics subsidiary as a discontinued operation. The results were also negatively impacted by record R&D charges related primarily to the AN/USM-708 engineering program.

With the new marketing talent on board and the receipt of several large contracts for our legacy products, TIC's revenues and financial performance have materially improved in the current fiscal year. As detailed in the Company's enclosed Quarterly Report on Form 10-Q for the three months ending June 30, 2008, first quarter sales from continuing operations increased to $3.6 million versus $3.0 million in the prior year. The increased sales in the first quarter of the 2009 fiscal year was the result of increased sales of legacy products and commencement of sales of products to the U.S. Army under two large IDIQ contracts for TIC's T-30D and T-47N products. Consolidated net income increased to $43K versus a loss of $83K in the year ago period. Backlog, as of June 30,

2008, was approximately $8.2 million as compared to $8.7 million in the year earlier period. Despite the continued downturn in the commercial segment of TIC's business, TIC anticipates a solidly profitable year for fiscal 2009. We plan to issue a press release detailing second quarter results in early November 2008.


At June 30, 2008, the Company had working capital of $2,796,912 as compared to $2,681,511 at March 31, 2008. For the three months ended June 30, 2008, the Company generated $218,457 in cash from operations as compared to using $556,052 of cash in operations the three months ended June 30, 2007, an improvement of $774,509. This increase in cash from operations is primarily attributed to the increased income for the current quarter, an increase in accrued expenses, as well as the change in unbilled government receivables.

At September 30, 2008 the Company had an outstanding loan balance of $450,000. The credit line originally had a September 30, 2008 expiration date and the bank has verbally extended the agreement in order to allow the bank to complete it credit analysis and review the second quarter financial statements. It is our current expectation that this agreement will be extended until September 2009 consistent with prior year practice. However, there is no guarantee the line of credit will be extended. As of September 30, 2008, remaining availability under this modified line was approximately $229,000 based upon eligible receivables and inventories. The Company's cash balance was $874,417 at June 30, 2008 as compared to $469,906 at March 31, 2008. Based upon its current working capital, backlog, and expected credit agreement extension, management believes the Company has adequate funding for its operations for at least the next 18 months.

Research and Development
------------------------

In recent years, TIC's product design effort has been focused increasingly on the AN/USM-708 and AN/USM- 719, the AN/APM-206, evolving the T-47 family, and on refining our other "legacy" products. While TIC's R&D funding has been well above historical levels, TIC's decision to self fund the Mode 5 development has returned the Company to the forefront of the IFF testing industry. The outlay required to complete the AN/USM-708 has been significant and will continue at historically high levels through the balance of this fiscal year. TIC has also produced product variants of the AN/USM-708, such as the TR-420 IFF/Mode 5 Test Set, which has begun to ship to be shipped to military customers this year. TIC believes that the AN/USM-708 technology will have a number of other applications that will serve to broaden our product line, and allow us to penetrate additional markets. While no assurances can be given for any new products, management believes they will be leading edge products which should do well in the competitive marketplace.

Shareholder Relations
---------------------


The Company has continued to issue press releases covering quarterly earnings and other significant events. As previously reported, TIC began trading on the AMEX in February, 2004. Closing prices in the AMEX market (symbol: TIK) during the second quarter of calendar year 2008 ranged between $3.59 and $4.19 per share. TIC has recently completed a substantial upgrade of its web-site (telinstrument.com) which includes extensive information on our company and products and we strongly encourage all shareholders to visit this new site.

The Board of Directors and Company management appreciates your continued support and we hope to see you at the Annual Shareholder meeting at TIC on December 3, 2008. Whether or not you are able to attend in person, we urge you to read the enclosed materials, sign and date the enclosed Proxy, and return it promptly in the enclosed envelope. If you do attend in person, you may withdraw your Proxy and vote personally on any matters properly brought before the annual meeting.

Sincerely,




-----------------------                          -----------------------
Harold K. Fletcher,                              Jeffrey C. O'Hara,
Chairman, and CEO                                President and COO

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